SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

(Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934)

Date of Report (Date of earliest event reported): June 27, 2008

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

831 Latour Court, Suite A Napa, California	94458
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 27, 2008, Senetek Plc (the “Company”) entered into a Settlement Agreement with Triax Aesthetics LLC (“Triax”), a Cranford, New Jersey based company, pursuant to which the License Agreement entered into between the parties in relation to the Company’s Pyratine-6 compound was terminated. Under the terms of the Settlement Agreement, Senetek received a payment of $975,000 from Triax Aesthetics (and will receive an additional $150,000 from a third party service provider related to this settlement), together with all previous unremitted proceeds in relation to sales of Pyratine-6 product. In addition, Senetek secured the return of all of its intellectual property (including the rights to market and license Pyratine-6), all product inventory and promotional materials, access and ownership of all accounts opened, remittance of all proceeds of product sales through the date of the Settlement Agreement, rights to use the Triax Aesthetics name for one year in conjunction with sales of existing packaged product inventory and a non-competition agreement from Triax and certain related parties prohibiting them from selling any topical non monograph products used for antiaging purpose and/or in connection with acne rosacea for a period of two years. The Settlement Agreement further provides for a mutual release between the parties and a mutual non-disparagement agreement. Following the date of the Settlement Agreement, the Company assumed all responsibility for Pyratine-6.

The foregoing description of the Settlement Agreement is qualified in all respect by reference to the terms of the Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

A copy of the press release of the Company dated June 30, 2008 announcing the Settlement Agreement is attached hereto as Exhibit 99.1.

Item 1.02.	Termination of Material Definitive Agreements

License Agreement with Triax

As noted above in response to Item 1.01, on June 27, 2008, the Company entered into a Settlement Agreement with Triax in relation to a License Agreement between the parties that was entered into on August 4, 2007. Under the terms of the License Agreement the Company had granted Triax an exclusive license for its second-generation cytokinin (Pyratine-6) in the ethical market channel in the United States and its territories, Canada and select Middle East countries.

Under the terms of the License Agreement the Company was to be responsible for the production and supply of products and for the contribution of periodic sales and marketing payments during the first year of the Agreement and will participate in the product marketing strategy. The License Agreement provided for the Company to have received all net product revenues in the first year of the License Agreement, with a guaranteed minimum of $10.8 million in 2008. The License Agreement also provided for increased minimum sales annually after the first year of the agreement and 50/50 sharing of the net revenues of product sales after the first year of the control. Triax was to be responsible for all sales, marketing and order fulfillment during the life of the License Agreement. As noted above, as provided under the terms of the Settlement Agreement, the License Agreement has been terminated and is of no further force or effect. The Company had initiated a dispute resolution process with Triax, as provided for under the terms of the License Agreement in March 2008 and, thereafter, negotiations between the parties ultimately led to the termination of the License Agreement and the execution of the Settlement Agreement.

The foregoing description of the License Agreement is hereby qualified in all respect by the reference to the terms of the License Agreement, a copy of which is attached as Exhibit 10.116 to the Company’s quarterly report on Form 10-Q for the period ended June 30, 2007 and is incorporated herein by reference.

License Agreement with Ardana Bioscience Limited

Pursuant to a letter dated June 30, 2008, the Company terminated its License Agreement (“Invicorp Agreement”) with Ardana Bioscience Limited (“Ardana”) with respect to the Company’s Invicorp® (erectile dysfunction) product. The Company terminated the agreement under the terms of the Invicorp Agreement as a result of Ardana’s announcement on June 27, 2008 that it had ceased trading operations and gone into voluntary administration in the United Kingdom. Under these circumstances, the Company was permitted to terminate the agreement upon providing written notice of such intention to Ardana.

In June 2004, the Company entered into an exclusive license with Ardana, a London Stock Exchange traded specialty pharmaceuticals company dedicated to improving reproductive health, for Ardana to manufacture and market Invicorp® in the European Union and European Free Trade Area. Under the Invicorp Agreement, Ardana had assumed full financial responsibility for completing the European drug regulatory process for Invicorp® and seeking national marketing approvals throughout Europe.

The Invicorp Agreement provided for the Company to receive royalties on sales of the product based upon Ardana’s and its sub-licensees’ net sales of Invicorp® plus milestone payments upon regulatory approvals in specified major markets and achievement of specified cumulative net sales in Europe. The agreement also provided Ardana with certain rights with respect to the manufacture and marketing of Invicorp® in other world markets.

The foregoing description of the Invicorp Agreement is hereby qualified in all respect by the reference to the terms of the Invicorp Agreement, a copy of which is attached as Exhibit 10.3 to the Company’s quarterly report on Form 10-Q for the period ended June 30, 2004 and is incorporated herein by reference.

A copy of the Company’s letter to Ardana terminating the Invicorp Agreement is attached hereto as Exhibit 99.2 and a copy of the Company’s press release dated July 3, 2008, announcing the termination of the Invicorp Agreement is attached hereto as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits

Number	Exhibit
10.1	Settlement Agreement with Triax Aesthetics LLC

99.1	Press Release dated June 30, 2008 announcing Settlement Agreement with Triax Aesthetics LLC

99.2	Letter dated June 30, 2008 from Senetek Plc to Ardana Bioscience Limited terminating the Invicorp Agreement

99.3	Press Release dated July 3, 2008 announcing termination of Invicorp Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2008	SENETEK PLC
(Registrant)

	By:	/s/ William F. O’Kelly
Name: William F. O’Kelly
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
10.1	Settlement Agreement with Triax Aesthetics LLC

99.1	Press Release dated June 30, 2008 announcing Settlement Agreement with Triax Aesthetics LLC

99.2	Letter dated June 30, 2008 from Senetek Plc to Ardana Bioscience Limited terminating the Invicorp Agreement

99.3	Press Release dated July 3, 2008 announcing termination of Invicorp Agreement

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